Exhibit 99.2

Wessex House, 4th Floor 45 Reid Street Hamilton HM 12 Bermuda 441-278-9250 441-278-9255 fax Contact: John C.R. Hele Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information

as of June 30, 2009 (unaudited)

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Changes in Shareholders’ Equity	4
	d.	Consolidated Statements of Comprehensive Income	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a.	Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution	14
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	15
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16
	d.	Bank Loans	17

V.	Other
	a.	Comments on Regulation G	18
	b.	Operating Income Reconciliation	19
	c.	Annualized Operating Return on Average Common Equity	20
	d.	Capital Structure	21

All financial information contained herein is unaudited, except for the consolidated balance sheet as of December 31, 2008 and 2007.

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2009	2008	Change	2009	2008	Change

Gross premiums written	$911,920	$886,926	2.8%	$1,936,891	$1,940,078	(0.2)%

Net premiums written	$693,854	$686,118	1.1%	$1,516,717	$1,497,460	1.3%

Net premiums earned	$699,258	$705,675	(0.9)%	$1,399,822	$1,413,909	(1.0)%

Underwriting income (loss)	$89,624	$91,405	(1.9)%	$183,013	$189,776	(3.6)%

Net investment income	$100,485	$117,120	(14.2)%	$196,367	$239,313	(17.9)%
Per diluted share	$1.60	$1.78	(10.1)%	$3.14	$3.58	(12.3)%

Net income (loss) available to common shareholders	$152,129	$192,282	(20.9)%	$291,998	$381,704	(23.5)%
Per diluted share	$2.43	$2.92	(16.8)%	$4.67	$5.71	(18.2)%

After-tax operating income available to common shareholders (1)	$163,041	$185,375	(12.0)%	$332,042	$387,358	(14.3)%
Per diluted share	$2.60	$2.82	(7.8)%	$5.31	$5.79	(8.3)%

Comprehensive income (loss)	$396,130	$68,362	479.5%	$598,190	$225,429	165.4%

Cash flow from operations	$223,742	$256,263	(12.7)%	$518,545	$590,808	(12.2)%

Diluted weighted average common shares and common share equivalents outstanding	62,626,317	65,748,119	(4.7)%	62,589,856	66,886,972	(6.4)%

Underwriting ratios:
Loss ratio	57.0%	57.3%	(0.3)%	57.1%	57.2%	(0.1)%
Acquisition expense ratio	17.6%	16.8%	0.8%	17.8%	16.4%	1.4%
Other operating expense ratio	12.6%	13.0%	(0.4)%	12.1%	13.0%	(0.9)%
Combined ratio	87.2%	87.1%	0.1%	87.0%	86.6%	0.4%

Annualized operating return on average common equity	18.6%	20.5%	(1.9)%	19.5%	21.3%	(1.8)%

(1) See page 18, Comments on Regulation G.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2009	2009	2008	2008	2008	2008	2007	2007	2007	2009	2008
Revenues
Gross premiums written	$911,920	$1,024,971	$825,465	$903,533	$886,926	$1,053,152	$828,160	$999,159	$1,102,210	$1,936,891	$1,940,078

Net premiums written	$693,854	$822,863	$615,574	$692,692	$686,118	$811,342	$577,666	$694,630	$757,895	$1,516,717	$1,497,460
Decrease (increase) in unearned premiums	5,404	(122,299)	82,940	40,339	19,557	(103,108)	134,550	40,899	(6,483)	(116,895)	(83,551)
Net premiums earned	699,258	700,564	698,514	733,031	705,675	708,234	712,216	735,529	751,412	1,399,822	1,413,909
Net investment income	100,485	95,882	111,745	117,022	117,120	122,193	120,807	118,464	113,923	196,367	239,313
Net realized gains (losses)	(11,793)	(5,164)	(27,704)	(23,001)	(1,920)	48,686	38,463	16,868	(3,272)	(16,957)	46,766

Total other-than-temporary impairment losses	(20,657)	(92,989)	(75,169)	(82,533)	(10,749)	(12,711)	(19,731)	(2,721)	(485)	(113,646)	(23,460)
Portion of loss recognized in other comprehensive income (loss), before taxes	(206)	56,855	—	—	—	—	—	—	—	56,649	—
Net impairment losses recognized in earnings	(20,863)	(36,134)	(75,169)	(82,533)	(10,749)	(12,711)	(19,731)	(2,721)	(485)	(56,997)	(23,460)

Fee income	817	925	1,456	944	1,238	1,068	1,866	1,610	2,091	1,742	2,306
Equity in net income (loss) of investment funds accounted for using the equity method	75,890	(9,581)	(174,147)	(1,731)	19,583	(22,313)	(906)	(5,283)	3,376	66,309	(2,730)
Other income	4,950	3,951	211	3,067	4,968	4,036	5,483	2,696	265	8,901	9,004
Total revenues	848,744	750,443	534,906	746,799	835,915	849,193	858,198	867,163	867,310	1,599,187	1,685,108

Expenses
Losses and loss adjustment expenses	398,858	400,542	490,816	548,886	404,625	404,417	395,751	402,695	425,663	799,400	809,042
Acquisition expenses	123,814	126,458	123,231	133,413	119,226	114,639	111,702	131,424	117,277	250,272	233,865
Other operating expenses	99,294	87,116	100,385	95,652	102,578	97,187	101,275	95,545	100,505	186,410	199,765
Interest expense	5,712	5,712	6,285	6,241	5,788	5,524	5,523	5,524	5,523	11,424	11,312
Net foreign exchange (gains) losses	53,658	(25,205)	(51,479)	(68,395)	(298)	23,587	4,121	23,656	6,450	28,453	23,289
Total expenses	681,336	594,623	669,238	715,797	631,919	645,354	618,372	658,844	655,418	1,275,959	1,277,273

Income before income taxes	167,408	155,820	(134,332)	31,002	203,996	203,839	239,826	208,319	211,892	323,228	407,835

Income tax expense (benefit)	8,818	9,490	2,179	(1,849)	5,253	7,956	(1,044)	2,113	6,037	18,308	13,209

Net Income (Loss)	158,590	146,330	(136,511)	32,851	198,743	195,883	240,870	206,206	205,855	304,920	394,626

Preferred dividends	6,461	6,461	6,461	6,461	6,461	6,461	6,461	6,461	6,461	12,922	12,922

Net income (loss) available to common shareholders	$152,129	$139,869	$(142,972)	$26,390	$192,282	$189,422	$234,409	$199,745	$199,394	$291,998	$381,704

Net income (loss) per common share
Basic	$2.52	$2.32	$(2.38)	$0.44	$3.05	$2.90	$3.44	$2.87	$2.75	$4.84	$5.95
Diluted (1)	$2.43	$2.24	$(2.38)	$0.42	$2.92	$2.78	$3.31	$2.76	$2.65	$4.67	$5.71

Weighted average common shares and common share equivalents outstanding
Basic	60,417,391	60,313,550	60,048,258	60,109,932	62,995,550	65,295,516	68,074,208	69,561,789	72,494,823	60,365,758	64,145,533
Diluted (1)	62,626,317	62,559,969	60,048,258	62,830,910	65,748,119	68,019,413	70,901,361	72,378,940	75,254,846	62,589,856	66,886,972

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents for such period do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008	2008	2007	2007	2007
Assets
Investments:
Fixed maturities available for sale, at market value	$8,944,110	$8,540,653	$8,122,221	$7,544,831	$7,746,296	$7,591,695	$7,137,998	$7,342,238	$6,923,478
Short-term investments available for sale, at market value	660,859	749,708	479,586	863,783	645,587	631,285	699,036	1,315,903	1,114,485
Investment of funds received under securities lending agreements, at market value	556,473	550,821	730,194	933,797	918,207	1,228,868	1,503,723	920,306	1,114,959
Other investments	115,260	104,988	109,601	142,146	295,638	316,252	353,694	280,241	273,830
Investment funds accounted for using the equity method	370,165	293,452	301,027	384,139	351,879	294,379	235,975	216,917	188,005
Total investments	10,646,867	10,239,622	9,742,629	9,868,696	9,957,607	10,062,479	9,930,426	10,075,605	9,614,757

Cash	336,693	244,037	251,739	239,097	246,544	258,680	239,915	250,804	245,143
Accrued investment income	70,854	65,365	78,052	82,218	76,313	73,686	73,862	70,697	71,064
Investment in joint venture	100,656	101,143	98,341	98,951	100,000	—	—	—	—
Fixed maturities and short-term investments pledged under securities lending agreements, at market value	559,385	559,691	728,065	905,546	890,822	1,190,086	1,463,045	884,375	1,085,757
Premiums receivable	735,969	720,724	628,951	738,694	859,261	880,946	729,628	902,987	1,041,921
Unpaid losses and loss adjustment expenses recoverable	1,740,248	1,710,781	1,729,135	1,656,848	1,586,201	1,652,117	1,609,619	1,581,909	1,545,820
Paid losses and loss adjustment expenses recoverable	53,432	76,312	63,294	105,491	113,439	110,962	132,289	132,039	131,441
Prepaid reinsurance premiums	283,488	274,578	303,707	335,210	364,226	419,046	480,462	541,529	544,137
Deferred income tax assets, net	63,838	62,210	60,192	72,118	66,944	55,645	57,051	64,474	70,688
Deferred acquisition costs, net	307,896	313,973	295,192	310,916	319,732	311,364	290,059	301,974	309,651
Receivable for securities sold	1,192,659	1,191,896	105,073	1,099,000	1,053,379	671,354	17,359	82,383	54,954
Other assets	549,950	531,955	532,175	618,017	647,034	668,110	600,552	575,226	578,435
Total Assets	$16,641,935	$16,092,287	$14,616,545	$16,130,802	$16,281,502	$16,354,475	$15,624,267	$15,464,002	$15,293,768

Liabilities
Reserve for losses and loss adjustment expenses	$7,809,034	$7,709,317	$7,666,957	$7,569,543	$7,349,083	$7,319,141	$7,092,452	$6,949,449	$6,782,433
Unearned premiums	1,632,989	1,617,431	1,526,682	1,653,855	1,735,371	1,810,324	1,765,881	1,960,228	2,001,736
Reinsurance balances payable	158,974	146,981	138,509	214,550	254,830	322,280	301,309	336,134	382,488
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	—	—	—	—
Securities lending payable	574,014	574,337	753,528	950,327	918,207	1,228,868	1,503,723	920,306	1,114,959
Payable for securities purchased	1,432,395	1,433,732	123,309	1,138,117	1,064,224	710,994	23,155	515,218	434,624
Other liabilities	604,561	580,093	574,595	687,700	673,554	658,324	601,936	607,872	573,461
Total Liabilities	12,611,967	12,461,891	11,183,580	12,614,092	12,395,269	12,349,931	11,588,456	11,589,207	11,589,701

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares	130	130	130	130	130	130	130	130	130
Common shares	610	605	605	602	619	646	673	691	713
Additional paid-in capital	1,006,315	996,417	994,585	977,059	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295
Retained earnings	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963
Accumulated other comprehensive income (loss), net of deferred income tax	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)
Total Shareholders’ Equity	4,029,968	3,630,396	3,432,965	3,516,710	3,886,233	4,004,544	4,035,811	3,874,795	3,704,067
Total Liabilities and Shareholders’ Equity	$16,641,935	$16,092,287	$14,616,545	$16,130,802	$16,281,502	$16,354,475	$15,624,267	$15,464,002	$15,293,768

Common shares outstanding (1)	60,980,806	60,532,222	60,511,974	60,173,489	61,943,100	64,649,618	67,318,466	69,141,795	71,273,285

Book value per common share	$60.76	$54.61	$51.36	$53.04	$57.49	$56.92	$55.12	$51.34	$47.41

(1) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2009	2009	2008	2008	2008	2008	2007	2007	2007	2009	2008

Non-Cumulative Preferred Shares
Balance at beginning and end of period	$130	$130	$130	$130	$130	$130	$130	$130	$130	$130	$130

Common Shares
Balance at beginning of period	605	605	602	619	646	673	691	713	737	605	673
Common shares issued, net	5	0	3	1	2	0	2	0	5	5	2
Purchases of common shares under share repurchase program	(0)	(0)	—	(18)	(29)	(27)	(20)	(22)	(29)	(0)	(56)
Balance at end of period	610	605	605	602	619	646	673	691	713	610	619

Additional Paid-in Capital
Balance at beginning of period	996,417	994,585	977,059	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295	1,910,125	994,585	1,451,667
Common shares issued	2,557	0	996	0	3,511	0	2,172	0	296	2,557	3,511
Exercise of stock options	705	528	10,593	4,146	5,324	3,749	3,505	1,721	6,376	1,233	9,073
Common shares retired	(2,483)	(3,760)	(39)	(123,510)	(201,498)	(190,278)	(136,357)	(145,865)	(210,871)	(6,243)	(391,776)
Amortization of share-based compensation	9,949	4,318	5,974	6,792	12,911	4,600	5,053	5,095	10,151	14,267	17,511
Other	(830)	746	2	(5)	(433)	83	10	38	218	(84)	(350)
Balance at end of period	1,006,315	996,417	994,585	977,059	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295	1,006,315	1,089,636

Retained Earnings
Balance at beginning of period	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569	2,693,239	2,428,117
Cumulative effect of change in accounting principle, adoption of FSP FAS 115-2 (1)	—	61,469	—	—	—	—	—	—	—	61,469	—
Balance at beginning of period, as adjusted	2,894,577	2,754,708	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569	2,754,708	2,428,117
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(12,922)	(12,922)
Net income (loss)	158,590	146,330	(136,511)	32,851	198,743	195,883	240,870	206,206	205,855	304,920	394,626
Balance at end of period	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	3,046,706	2,809,821

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	(261,333)	(255,594)	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	77,787	(255,594)	155,224
Cumulative effect of change in accounting principle, adoption of FSP FAS 115-2 (1)	—	(61,469)	—	—	—	—	—	—	—	(61,469)	—
Balance at beginning of period, as adjusted	(261,333)	(317,063)	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	77,787	(317,063)	155,224
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	224,864	114,844	64,976	(271,231)	(131,446)	(37,577)	54,354	105,816	(88,100)	339,708	(169,023)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	206	(56,855)	—	—	—	—	—	—	—	(56,649)	—
Foreign currency translation adjustments, net of deferred income tax	12,470	(2,259)	(23,278)	(12,088)	1,065	(1,239)	(2,112)	4,200	3,279	10,211	(174)
Balance at end of period	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	(23,793)	(13,973)

Total Shareholders’ Equity	$4,029,968	$3,630,396	$3,432,965	$3,516,710	$3,886,233	$4,004,544	$4,035,811	$3,874,795	$3,704,067	$4,029,968	$3,886,233

(1) FSP FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments.”

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2009	2009	2008	2008	2008	2008	2007	2007	2007	2009	2008

Comprehensive Income (Loss)
Net income (loss)	$158,590	$146,330	$(136,511)	$32,851	$198,743	$195,883	$240,870	$206,206	$205,855	$304,920	$394,626
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	202,924	58,324	(69,067)	(386,052)	(139,831)	12,707	80,187	127,082	(94,500)	261,248	(127,124)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	206	(56,855)	—	—	—	—	—	—	—	(56,649)	—
Reclassification of net realized (gains) losses, net of income taxes, included in net income	21,940	56,520	134,043	114,821	8,385	(50,284)	(25,833)	(21,266)	6,400	78,460	(41,899)
Foreign currency translation adjustments	12,470	(2,259)	(23,278)	(12,088)	1,065	(1,239)	(2,112)	4,200	3,279	10,211	(174)
Other comprehensive income (loss)	237,540	55,730	41,698	(283,319)	(130,381)	(38,816)	52,242	110,016	(84,821)	293,270	(169,197)
Comprehensive Income (Loss)	$396,130	$202,060	$(94,813)	$(250,468)	$68,362	$157,067	$293,112	$316,222	$121,034	$598,190	$225,429

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2009	2009	2008	2008	2008	2008	2007	2007	2007	2009	2008

Operating Activities
Net income (loss)	$158,590	$146,330	$(136,511)	$32,851	$198,743	$195,883	$240,870	$206,206	$205,855	$304,920	$394,626
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	11,831	5,620	28,383	23,916	2,955	(46,502)	(38,463)	(16,755)	3,272	17,451	(43,547)
Net impairment losses included in earnings	20,863	36,134	75,169	82,533	10,749	12,711	19,731	2,721	485	56,997	23,460
Equity in net (income) loss of investment funds accounted for using the equity method and other income	(80,662)	10,428	173,955	(1,336)	(24,286)	18,277	(4,577)	2,587	(3,641)	(70,234)	(6,009)
Share-based compensation	9,949	4,318	5,974	6,792	12,911	4,600	5,053	5,095	10,151	14,267	17,511
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	5,151	83,763	226,284	153,860	95,859	182,498	114,883	129,814	177,331	88,914	278,357
Unearned premiums, net of prepaid reinsurance premiums	(4,775)	120,867	(75,899)	(51,494)	(20,133)	105,497	(133,360)	(38,940)	8,418	116,092	85,364
Premiums receivable	(916)	(94,777)	18,896	115,653	21,679	(148,197)	174,098	140,753	(86,730)	(95,693)	(126,518)
Deferred acquisition costs, net	8,513	(18,933)	10,955	9,229	(8,491)	(21,319)	11,940	7,759	4,998	(10,420)	(29,810)
Reinsurance balances payable	6,187	11,278	(31,791)	(74,317)	(67,451)	19,677	(35,429)	(47,758)	(12,244)	17,465	(47,774)
Other liabilities	5,189	2,802	(131,774)	2,140	7,791	40,490	(4,721)	28,945	441	7,991	48,281
Other items, net	83,822	(13,027)	2,460	82,362	25,937	(29,070)	(17,155)	6,156	(34,464)	70,795	(3,133)
Net Cash Provided By Operating Activities	223,742	294,803	166,101	382,189	256,263	334,545	332,870	426,583	273,872	518,545	590,808

Investing Activities
Purchases of fixed maturity investments	(6,565,606)	(3,632,350)	(6,012,984)	(4,184,587)	(3,737,610)	(3,772,652)	(6,103,826)	(5,417,802)	(3,885,436)	(10,197,956)	(7,510,262)
Proceeds from sales of fixed maturity investments	6,104,789	3,377,680	5,456,446	3,970,441	3,521,141	3,523,338	5,280,324	5,231,766	4,080,733	9,482,469	7,044,479
Proceeds from redemptions and maturities of fixed maturity investments	208,276	168,758	137,665	127,312	180,437	136,932	149,535	188,665	121,863	377,034	317,369
Purchases of other investments	(9,681)	(22,670)	(254,729)	(38,036)	(40,837)	(146,815)	(313,388)	(43,870)	(33,379)	(32,351)	(187,652)
Proceeds from sales of other investments	(4,233)	24,027	224,466	146,388	24,098	65,226	141,697	20	7,555	19,794	89,324
Investment in joint venture	—	—	—	—	(100,000)	—	—	—	—	—	(100,000)
Net (purchases) sales of short-term investments	143,819	(204,924)	312,038	(280,724)	(13,462)	74,201	653,433	(226,906)	(329,880)	(61,105)	60,739
Change in investment of securities lending collateral	323	179,191	196,799	(32,120)	310,661	274,855	(583,417)	194,653	45,139	179,514	585,516
Purchases of furniture, equipment and other	(3,872)	(7,647)	(2,745)	(1,772)	(1,939)	(3,045)	(15,391)	(3,607)	(4,860)	(11,519)	(4,984)
Net Cash Provided By (Used For) Investing Activities	(126,185)	(117,935)	56,956	(293,098)	142,489	152,040	(791,033)	(77,081)	1,735	(244,120)	294,529

Financing Activities
Purchases of common shares under share repurchase program	—	(1,552)	—	(123,377)	(199,910)	(189,843)	(136,361)	(145,732)	(210,498)	(1,552)	(389,753)
Proceeds from common shares issued, net	308	(1,688)	10,497	3,334	5,510	2,540	4,859	1,212	4,282	(1,380)	8,050
Revolving credit agreement borrowings	—	—	—	—	100,000	—	—	—	—	—	100,000
Change in securities lending collateral	(323)	(179,191)	(196,799)	32,120	(310,661)	(274,855)	583,417	(194,653)	(45,139)	(179,514)	(585,516)
Other	(1,291)	742	698	502	616	660	634	324	1,610	(549)	1,276
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(12,922)	(12,922)
Net Cash Provided By (Used For) Financing Activities	(7,767)	(188,150)	(192,065)	(93,882)	(410,906)	(467,959)	446,088	(345,310)	(256,206)	(195,917)	(878,865)

Effects of exchange rate changes on foreign currency cash	2,866	3,580	(18,350)	(2,656)	18	139	1,186	1,469	493	6,446	157

Increase (decrease) in cash	92,656	(7,702)	12,642	(7,447)	(12,136)	18,765	(10,889)	5,661	19,894	84,954	6,629
Cash beginning of period	244,037	251,739	239,097	246,544	258,680	239,915	250,804	245,143	225,249	251,739	239,915
Cash end of period	$336,693	$244,037	$251,739	$239,097	$246,544	$258,680	$239,915	$250,804	$245,143	$336,693	$246,544

Income taxes paid (received), net	$19,887	$2,231	$(994)	$7,124	$2,723	$2,510	$746	$1,236	$1,285	$22,118	$5,233
Interest paid	$11,312	$184	$11,802	$724	$11,259	$0	$11,025	$0	$11,025	$11,496	$11,259

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in SFAS No. 131, “Disclosures About Segments of an Enterprise and Related Information.”

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. The insurance segment consists of eleven specialty product lines: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance treaties. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional and casualty clash business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended June 30, 2009 and 2008

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	June 30, 2009			June 30, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$636,645	$278,389	$911,920	$621,663	$273,318	$886,926
Net premiums written	419,318	274,536	693,854	421,501	264,617	686,118

Net premiums earned	$417,454	$281,804	$699,258	$416,585	$289,090	$705,675
Fee income	795	22	817	880	358	1,238
Losses and loss adjustment expenses	(287,350)	(111,508)	(398,858)	(262,633)	(141,992)	(404,625)
Acquisition expenses, net	(58,748)	(65,066)	(123,814)	(55,400)	(63,826)	(119,226)
Other operating expenses	(70,836)	(16,943)	(87,779)	(71,566)	(20,091)	(91,657)
Underwriting income	$1,315	$88,309	89,624	$27,866	$63,539	91,405

Net investment income			100,485			117,120
Net realized gains (losses)			(11,793)			(1,920)
Net impairment losses recognized in earnings			(20,863)			(10,749)
Equity in net income (loss) of investment funds accounted for using the equity method			75,890			19,583
Other income			4,950			4,968
Other expenses			(11,515)			(10,921)
Interest expense			(5,712)			(5,788)
Net foreign exchange gains (losses)			(53,658)			298
Income before income taxes			167,408			203,996
Income tax expense			(8,818)			(5,253)

Net income			158,590			198,743
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$152,129			$192,282

Underwriting Ratios
Loss ratio	68.8%	39.6%	57.0%	63.0%	49.1%	57.3%
Acquisition expense ratio (2)	13.9%	23.1%	17.6%	13.1%	22.1%	16.8%
Other operating expense ratio	17.0%	6.0%	12.6%	17.2%	6.9%	13.0%
Combined ratio	99.7%	68.7%	87.2%	93.3%	78.1%	87.1%

Net premiums written to gross premiums written	65.9%	98.6%	76.1%	67.8%	96.8%	77.4%

(1)         Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)          The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Six Months Ended June 30, 2009 and 2008

(U.S. dollars in thousands)

	Six Months Ended			Six Months Ended
	June 30, 2009			June 30, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$1,275,054	$668,518	$1,936,891	$1,248,011	$707,145	$1,940,078
Net premiums written	860,904	655,813	1,516,717	824,265	673,195	1,497,460

Net premiums earned	$818,551	$581,271	$1,399,822	$835,685	$578,224	$1,413,909
Fee income	1,665	77	1,742	1,762	544	2,306
Losses and loss adjustment expenses	(557,365)	(242,035)	(799,400)	(549,936)	(259,106)	(809,042)
Acquisition expenses, net	(116,371)	(133,901)	(250,272)	(107,289)	(126,576)	(233,865)
Other operating expenses	(133,744)	(35,135)	(168,879)	(145,203)	(38,329)	(183,532)
Underwriting income	$12,736	$170,277	183,013	$35,019	$154,757	189,776

Net investment income			196,367			239,313
Net realized gains (losses)			(16,957)			46,766
Net impairment losses recognized in earnings			(56,997)			(23,460)
Equity in net income (loss) of investment funds accounted for using the equity method			66,309			(2,730)
Other income			8,901			9,004
Other expenses			(17,531)			(16,233)
Interest expense			(11,424)			(11,312)
Net foreign exchange gains (losses)			(28,453)			(23,289)
Income before income taxes			323,228			407,835
Income tax expense			(18,308)			(13,209)

Net income			304,920			394,626
Preferred dividends			(12,922)			(12,922)
Net income available to common shareholders			$291,998			$381,704

Underwriting Ratios
Loss ratio	68.1%	41.6%	57.1%	65.8%	44.8%	57.2%
Acquisition expense ratio (2)	14.0%	23.0%	17.8%	12.6%	21.9%	16.4%
Other operating expense ratio	16.3%	6.0%	12.1%	17.4%	6.6%	13.0%
Combined ratio	98.4%	70.6%	87.0%	95.8%	73.3%	86.6%

Net premiums written to gross premiums written	67.5%	98.1%	78.3%	66.0%	95.2%	77.2%

(1)        Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)        The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2009		2008		2009		2008
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$86,385	20.6%	$89,674	21.3%	$192,414	22.4%	$186,911	22.7%
Programs	72,279	17.2%	73,202	17.4%	147,086	17.1%	127,785	15.5%
Professional liability	57,773	13.8%	63,583	15.1%	109,781	12.8%	117,664	14.3%
Executive assurance	52,919	12.6%	43,740	10.4%	102,998	12.0%	85,909	10.4%
Construction	56,190	13.4%	50,105	11.9%	92,761	10.8%	89,585	10.9%
Casualty	27,217	6.5%	31,161	7.4%	53,756	6.2%	59,704	7.2%
National accounts casualty	7,582	1.8%	9,416	2.2%	31,809	3.7%	22,471	2.7%
Travel and accident	19,557	4.7%	15,948	3.8%	37,091	4.3%	32,601	4.0%
Surety	9,254	2.2%	10,206	2.4%	20,612	2.4%	21,073	2.6%
Healthcare	9,667	2.3%	11,027	2.6%	20,886	2.4%	22,024	2.7%
Other (1)	20,495	4.9%	23,439	5.5%	51,710	5.9%	58,538	7.0%
Total	$419,318	100.0%	$421,501	100.0%	$860,904	100.0%	$824,265	100.0%

Net premiums earned
Property, energy, marine and aviation	$78,570	18.8%	$83,830	20.1%	$152,410	18.6%	$168,288	20.1%
Programs	71,809	17.2%	62,085	14.9%	138,478	16.9%	119,072	14.2%
Professional liability	56,549	13.5%	66,200	15.9%	114,783	14.0%	135,010	16.2%
Executive assurance	52,288	12.5%	44,496	10.7%	100,104	12.2%	88,904	10.6%
Construction	43,364	10.4%	39,225	9.4%	83,784	10.2%	81,942	9.8%
Casualty	31,246	7.5%	38,292	9.2%	63,944	7.8%	80,598	9.6%
National accounts casualty	13,079	3.1%	9,752	2.3%	27,518	3.4%	17,675	2.1%
Travel and accident	18,198	4.4%	15,994	3.8%	31,354	3.8%	31,479	3.8%
Surety	12,141	2.9%	12,057	2.9%	25,532	3.1%	25,556	3.1%
Healthcare	10,830	2.6%	13,137	3.2%	21,758	2.7%	26,582	3.2%
Other (1)	29,380	7.1%	31,517	7.6%	58,886	7.3%	60,579	7.3%
Total	$417,454	100.0%	$416,585	100.0%	$818,551	100.0%	$835,685	100.0%

Net premiums written by client location
United States	$339,375	80.9%	$330,154	78.3%	$656,419	76.2%	$609,409	73.9%
Europe	48,126	11.5%	56,657	13.4%	140,522	16.3%	142,957	17.3%
Other	31,817	7.6%	34,690	8.3%	63,963	7.5%	71,899	8.8%
Total	$419,318	100.0%	$421,501	100.0%	$860,904	100.0%	$824,265	100.0%

Net premiums written by underwriting location
United States	$315,466	75.2%	$318,227	75.5%	$636,295	73.9%	$605,436	73.5%
Europe	78,305	18.7%	79,854	18.9%	183,618	21.3%	181,865	22.1%
Other	25,547	6.1%	23,420	5.6%	40,991	4.8%	36,964	4.4%
Total	$419,318	100.0%	$421,501	100.0%	$860,904	100.0%	$824,265	100.0%

(1) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2009	2009	2008	2008	2008	2008	2007	2007	2007	2009	2008

Gross premiums written	$636,645	$638,409	$564,570	$678,338	$621,663	$626,348	$591,679	$722,688	$684,725	$1,275,054	$1,248,011
Net premiums written	$419,318	441,586	367,223	466,115	421,501	402,764	377,357	460,019	451,828	860,904	824,265

Net premiums earned	$417,454	$401,097	$398,355	$441,049	$416,585	$419,100	$426,352	$429,584	$432,560	$818,551	$835,685
Fee income	795	870	811	872	880	882	1,326	1,036	1,276	1,665	1,762
Losses and loss adjustment expenses	$(287,350)	(270,015)	(307,136)	(337,456)	(262,633)	(287,303)	(271,893)	(273,896)	(272,658)	(557,365)	(549,936)
Acquisition expenses, net	$(58,748)	(57,623)	(54,498)	(62,752)	(55,400)	(51,889)	(54,596)	(52,880)	(47,532)	(116,371)	(107,289)
Other operating expenses	$(70,836)	(62,908)	(71,819)	(71,861)	(71,566)	(73,637)	(68,677)	(68,548)	(70,269)	(133,744)	(145,203)
Underwriting income (loss)	$1,315	$11,421	$(34,287)	$(30,148)	$27,866	$7,153	$32,512	$35,296	$43,377	$12,736	$35,019

Underwriting Ratios
Loss ratio	68.8%	67.3%	77.1%	76.5%	63.0%	68.6%	63.8%	63.8%	63.0%	68.1%	65.8%
Acquisition expense ratio (1)	13.9%	14.1%	13.5%	14.0%	13.1%	12.2%	12.6%	12.1%	10.8%	14.0%	12.6%
Other operating expense ratio	17.0%	15.7%	18.0%	16.3%	17.2%	17.6%	16.1%	16.0%	16.2%	16.3%	17.4%
Combined ratio	99.7%	97.1%	108.6%	106.8%	93.3%	98.4%	92.5%	91.9%	90.0%	98.4%	95.8%

Net premiums written
Property, energy, marine and aviation	$86,385	$106,029	$56,263	$91,461	$89,674	$97,237	$54,789	$85,178	$104,226	$192,414	$186,911
Programs	72,279	74,807	64,619	78,045	73,202	54,583	50,524	67,792	59,154	147,086	127,785
Professional liability	57,773	52,008	58,449	70,778	63,583	54,081	65,832	80,708	64,584	109,781	117,664
Executive assurance	52,919	50,079	54,028	53,665	43,740	42,169	46,511	46,845	47,904	102,998	85,909
Construction	56,190	36,571	31,989	43,916	50,105	39,480	41,133	40,615	47,672	92,761	89,585
Casualty	27,217	26,539	27,936	28,456	31,161	28,543	35,975	46,392	57,719	53,756	59,704
National accounts casualty	7,582	24,227	8,856	16,609	9,416	13,055	7,967	8,976	5,167	31,809	22,471
Travel and accident	19,557	17,534	12,436	16,949	15,948	16,653	15,715	14,109	17,019	37,091	32,601
Surety	9,254	11,358	12,704	16,599	10,206	10,867	11,114	13,233	12,968	20,612	21,073
Healthcare	9,667	11,219	11,161	11,411	11,027	10,997	13,892	15,952	12,383	20,886	22,024
Other (2)	20,495	31,215	28,782	38,226	23,439	35,099	33,905	40,219	23,032	51,710	58,538
Total	$419,318	$441,586	$367,223	$466,115	$421,501	$402,764	$377,357	$460,019	$451,828	$860,904	$824,265

Net premiums earned
Property, energy, marine and aviation	$78,570	$73,840	$76,586	$88,903	$83,830	$84,458	$79,574	$81,233	$92,284	$152,410	$168,288
Programs	71,809	66,669	66,462	71,576	62,085	56,987	58,249	59,518	57,036	138,478	119,072
Professional liability	56,549	58,234	58,195	62,987	66,200	68,810	67,281	67,256	65,804	114,783	135,010
Executive assurance	52,288	47,816	45,192	47,237	44,496	44,408	44,887	46,481	47,408	100,104	88,904
Construction	43,364	40,420	38,603	45,601	39,225	42,717	44,975	43,174	40,334	83,784	81,942
Casualty	31,246	32,698	35,251	37,351	38,292	42,306	47,458	50,248	52,673	63,944	80,598
National accounts casualty	13,079	14,439	10,924	13,503	9,752	7,923	7,995	7,258	5,838	27,518	17,675
Travel and accident	18,198	13,156	13,414	17,671	15,994	15,485	16,561	14,469	16,337	31,354	31,479
Surety	12,141	13,391	12,109	13,891	12,057	13,499	14,874	16,597	16,597	25,532	25,556
Healthcare	10,830	10,928	10,880	12,292	13,137	13,445	15,256	16,249	17,107	21,758	26,582
Other (2)	29,380	29,506	30,739	30,037	31,517	29,062	29,242	27,101	21,142	58,886	60,579
Total	$417,454	$401,097	$398,355	$441,049	$416,585	$419,100	$426,352	$429,584	$432,560	$818,551	$835,685

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2009		2008		2009		2008
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Casualty (1)	$72,490	26.4%	$86,974	32.9%	$171,922	26.2%	$192,961	28.7%
Property excluding property catastrophe (2)	90,569	33.0%	85,748	32.4%	209,657	32.0%	181,670	27.0%
Property catastrophe	91,981	33.5%	52,797	20.0%	183,884	28.0%	159,021	23.6%
Other specialty	3,304	1.2%	20,693	7.8%	44,016	6.7%	96,373	14.3%
Marine and aviation	15,391	5.6%	17,975	6.8%	43,914	6.7%	40,139	6.0%
Other	801	0.3%	430	0.1%	2,420	0.4%	3,031	0.4%
Total	$274,536	100.0%	$264,617	100.0%	$655,813	100.0%	$673,195	100.0%

Net premiums earned
Casualty (1)	$84,078	29.8%	$106,199	36.7%	$170,024	29.3%	$213,847	37.0%
Property excluding property catastrophe (2)	87,304	31.0%	67,445	23.3%	183,535	31.6%	130,786	22.6%
Property catastrophe	58,763	20.9%	51,496	17.8%	117,364	20.2%	101,777	17.6%
Other specialty	25,912	9.2%	36,058	12.5%	59,362	10.2%	74,542	12.9%
Marine and aviation	25,063	8.9%	26,946	9.3%	49,893	8.6%	54,377	9.4%
Other	684	0.2%	946	0.4%	1,093	0.1%	2,895	0.5%
Total	$281,804	100.0%	$289,090	100.0%	$581,271	100.0%	$578,224	100.0%

Net premiums written
Pro rata	$140,939	51.3%	$168,025	63.5%	$322,161	49.1%	$383,444	57.0%
Excess of loss	133,597	48.7%	96,592	36.5%	333,652	50.9%	289,751	43.0%
Total	$274,536	100.0%	$264,617	100.0%	$655,813	100.0%	$673,195	100.0%

Net premiums earned
Pro rata	$175,665	62.3%	$195,070	67.5%	$370,183	63.7%	$387,146	67.0%
Excess of loss	106,139	37.7%	94,020	32.5%	211,088	36.3%	191,078	33.0%
Total	$281,804	100.0%	$289,090	100.0%	$581,271	100.0%	$578,224	100.0%

Net premiums written by client location
United States	$193,190	70.4%	$153,106	57.9%	$423,158	64.5%	$370,285	55.0%
Europe	39,782	14.5%	58,372	22.1%	141,283	21.5%	202,292	30.0%
Bermuda	32,665	11.9%	40,784	15.4%	70,232	10.7%	74,844	11.1%
Other	8,899	3.2%	12,355	4.6%	21,140	3.3%	25,774	3.9%
Total	$274,536	100.0%	$264,617	100.0%	$655,813	100.0%	$673,195	100.0%

Net premiums written by underwriting location
Bermuda	$184,892	67.3%	$160,228	60.6%	$380,492	58.0%	$380,897	56.6%
United States	79,152	28.8%	92,629	35.0%	225,345	34.4%	247,109	36.7%
Other	10,492	3.9%	11,760	4.4%	49,976	7.6%	45,189	6.7%
Total	$274,536	100.0%	$264,617	100.0%	$655,813	100.0%	$673,195	100.0%

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2009	2009	2008	2008	2008	2008	2007	2007	2007	2009	2008

Gross premiums written	$278,389	$390,129	$266,165	$228,593	$273,318	$433,827	$245,371	$286,272	$427,348	$668,518	$707,145
Net premiums written	274,536	381,277	248,351	226,577	264,617	408,578	200,309	234,611	306,067	655,813	673,195

Net premiums earned	$281,804	$299,467	$300,159	$291,982	$289,090	$289,134	$285,864	$305,945	$318,852	$581,271	$578,224
Fee income	22	55	645	72	358	186	540	574	815	77	544
Losses and loss adjustment expenses	(111,508)	(130,527)	(183,680)	(211,430)	(141,992)	(117,114)	(123,858)	(128,799)	(153,005)	(242,035)	(259,106)
Acquisition expenses, net	(65,066)	(68,835)	(68,733)	(70,661)	(63,826)	(62,750)	(57,106)	(78,544)	(69,745)	(133,901)	(126,576)
Other operating expenses	(16,943)	(18,192)	(21,761)	(18,331)	(20,091)	(18,238)	(25,126)	(22,153)	(19,999)	(35,135)	(38,329)
Underwriting income (loss)	$88,309	$81,968	$26,630	$(8,368)	$63,539	$91,218	$80,314	$77,023	$76,918	$170,277	$154,757

Underwriting Ratios
Loss ratio	39.6%	43.6%	61.2%	72.4%	49.1%	40.5%	43.3%	42.1%	48.0%	41.6%	44.8%
Acquisition expense ratio	23.1%	23.0%	22.9%	24.2%	22.1%	21.7%	20.0%	25.7%	21.9%	23.0%	21.9%
Other operating expense ratio	6.0%	6.1%	7.2%	6.3%	6.9%	6.3%	8.8%	7.2%	6.3%	6.0%	6.6%
Combined ratio	68.7%	72.7%	91.3%	102.9%	78.1%	68.5%	72.1%	75.0%	76.2%	70.6%	73.3%

Net premiums written
Casualty (1)	$72,490	$99,432	$71,740	$82,497	$86,974	$105,987	$107,909	$103,718	$110,108	$171,922	$192,961
Property excluding property catastrophe (2)	90,569	119,088	90,909	56,105	85,748	95,922	40,729	43,341	69,351	209,657	181,670
Property catastrophe	91,981	91,903	27,534	44,591	52,797	106,224	8,762	35,268	77,514	183,884	159,021
Other specialty	3,304	40,712	26,066	24,013	20,693	75,680	13,664	33,145	27,971	44,016	96,373
Marine and aviation	15,391	28,523	31,867	18,727	17,975	22,164	29,156	17,903	19,812	43,914	40,139
Other	801	1,619	235	644	430	2,601	89	1,236	1,311	2,420	3,031
Total	$274,536	$381,277	$248,351	$226,577	$264,617	$408,578	$200,309	$234,611	$306,067	$655,813	$673,195

Net premiums earned
Casualty (1)	$84,078	$85,946	$95,990	$106,146	$106,199	$107,648	$118,160	$115,862	$131,114	$170,024	$213,847
Property excluding property catastrophe (2)	87,304	96,231	78,778	68,670	67,445	63,341	63,676	62,699	64,734	183,535	130,786
Property catastrophe	58,763	58,601	60,975	57,015	51,496	50,281	44,951	53,703	38,152	117,364	101,777
Other specialty	25,912	33,450	36,255	36,388	36,058	38,484	30,741	49,232	52,582	59,362	74,542
Marine and aviation	25,063	24,830	26,877	22,395	26,946	27,431	25,950	21,889	30,021	49,893	54,377
Other	684	409	1,284	1,368	946	1,949	2,386	2,560	2,249	1,093	2,895
Total	$281,804	$299,467	$300,159	$291,982	$289,090	$289,134	$285,864	$305,945	$318,852	$581,271	$578,224

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	June 30,		March 31,		December 31,		September 30,		June 30,
	2009		2009		2008		2008		2008
Investable assets:
Fixed maturities available for sale, at market value	$8,944,110	83%	$8,540,653	83%	$8,122,221	81%	$7,544,831	75%	$7,746,296	77%
Fixed maturities pledged under securities lending agreements, at market value (1)	559,385	5%	503,449	5%	626,501	6%	901,559	9%	890,822	9%
Total fixed maturities	9,503,495	88%	9,044,102	88%	8,748,722	87%	8,446,390	84%	8,637,118	86%
Short-term investments available for sale, at market value	660,859	6%	749,708	7%	479,586	5%	863,783	9%	645,587	6%
Short-term investments pledged under securities lending agreements, at market value (1)	—	0%	56,242	1%	101,564	1%	3,987	0%	—	0%
Cash	336,693	3%	244,037	2%	251,739	3%	239,097	2%	246,544	2%
Other investments
Fixed income mutual funds	49,505	0%	32,912	0%	39,858	0%	60,051	1%	122,236	1%
International equity index funds	—	0%	—	0%	—	0%	—	0%	106,230	1%
Privately held securities and other (Aeolus LP, etc.)	65,755	1%	72,076	1%	69,743	1%	82,095	1%	67,172	1%
Investment funds accounted for using the equity method (2)	370,165	4%	293,452	3%	301,027	3%	384,139	4%	351,879	3%
Securities transactions entered into but not settled at the balance sheet date	(239,736)	(2)%	(241,836)	(2)%	(18,236)	0%	(39,117)	(1)%	(10,845)	0%
Total investable assets (1)	$10,746,736	100%	$10,250,693	100%	$9,974,003	100%	$10,040,425	100%	$10,165,921	100%

Fixed income metrics (1):
Average effective duration (in years)	3.02		3.02		3.62		3.44		3.36
Average credit quality	AA+		AA+		AA+		AA+		AA+
Imbedded book yield (before investment expenses)	4.06%		4.17%		4.55%		4.74%		4.96%

Credit quality distribution of total fixed maturities (1) (3):
AAA	$7,163,333	75%	$7,146,184	79%	$6,756,503	77%	$6,202,446	73%	$6,110,053	71%
AA	1,013,732	10%	833,192	9%	815,512	9%	1,177,943	14%	1,287,086	15%
A	734,015	8%	645,995	7%	750,947	9%	651,915	8%	772,697	9%
BBB	267,107	3%	178,854	2%	195,319	2%	205,362	2%	227,699	2%
BB	65,242	1%	54,094	1%	52,349	1%	46,283	1%	48,083	1%
B	178,196	2%	126,670	1%	126,688	1%	109,544	1%	123,650	1%
Lower than B	29,446	0%	11,825	0%	9,549	0%	8,868	0%	9,738	0%
Not rated	52,424	1%	47,288	1%	41,855	1%	44,029	1%	58,112	1%
Total fixed maturities, at market value	$9,503,495	100%	$9,044,102	100%	$8,748,722	100%	$8,446,390	100%	$8,637,118	100%

(1)

In securities lending transactions, the Company receives collateral in excess of the market value of the fixed maturities and short-term investments pledged under securities lending agreements. For purposes of these tables, the Company has excluded the collateral received and reinvested at each date, which is reflected as “investment of funds received under securities lending agreements, at market value” and included amounts reflected as “fixed maturities and short-term investments pledged under securities lending agreements, at market value.”

(2)

The Company’s investment portfolio includes certain funds that invest in fixed maturity securities which, due to the ownership structure of the funds, are accounted for by the Company using the equity method. In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). Changes in the carrying value of such investments are recorded as ‘Equity in net income (loss) of investment funds accounted for using the equity method’ rather than as an unrealized gain or loss component of accumulated other comprehensive income in shareholders’ equity as are changes in the carrying value of the Company’s other fixed income investments.

(3)	Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements:

		Gross	Gross	Net		Estimated
	Estimated	Unrealized	Unrealized	Unrealized	Amortized	Market Value /
June 30, 2009	Market Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporate bonds	$2,885,694	$65,137	$(42,771)	$22,366	$2,863,328	100.8%
Mortgage backed securities	1,622,276	21,324	(104,187)	(82,863)	1,705,139	95.1%
U.S. government and government agencies	1,289,603	20,917	(12,888)	8,029	1,281,574	100.6%
Commercial mortgage backed securities	1,302,208	26,455	(25,932)	523	1,301,685	100.0%
Asset backed securities	805,921	17,483	(21,747)	(4,264)	810,185	99.5%
Municipal bonds	858,065	29,595	(2,796)	26,799	831,266	103.2%
Non-U.S. government securities	739,728	46,625	(8,222)	38,403	701,325	105.5%
Total	$9,503,495	$227,536	$(218,543)	$8,993	$9,494,502	100.1%

Corporate Exposures:

The following table summarizes the Company’s corporate bonds by major sector at June 30, 2009:

	Estimated Market Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$924,592	32.0%	8.6%
Industrials	764,061	26.5%	7.1%
Foreign agencies	562,675	19.5%	5.2%
Utilities	77,289	2.7%	0.7%
All other (1)	557,077	19.3%	5.2%
Total	$2,885,694	100.0%	26.8%

(1) Includes sovereign securities, supernational securities and other.

The following table summarizes the Company’s corporate bonds by credit quality distribution at June 30, 2009:

	Estimated Market Value
		% of Asset	% of Investable
	Total	Class	Assets
Rating:
AAA	$1,289,387	44.7%	12.0%
AA	464,724	16.1%	4.3%
A	633,503	22.0%	5.9%
BBB	234,622	8.1%	2.2%
BB	42,782	1.5%	0.4%
B	153,142	5.3%	1.4%
Lower than B	15,110	0.5%	0.1%
Not rated	52,424	1.8%	0.5%
Total	$2,885,694	100.0%	26.9%

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers at June 30, 2009:

	Estimated Market Value
	Government	Not
	Guaranteed (1)	Guaranteed	Total

JPMorgan Chase & Co.	$84,879	$76,587	$161,466
Bank of America Corp.	58,955	44,544	103,499
Citigroup Inc.	53,096	37,641	90,737
GMAC LLC	79,840	—	79,840
Societe Financement de l’Econ.	65,310	—	65,310
General Electric Capital Corp.	15,164	46,892	62,056
Anz National (Int’l) Limited	57,217	—	57,217
Morgan Stanley	38,230	15,176	53,406
Verizon Communications Inc.	—	52,361	52,361
Japan Bank for Int’l Cooperation	52,214	—	52,214
Total	$504,905	$273,201	$778,106

(1) Securities of US-domiciled issuers are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), a U.S. government agency, under the Temporary Liquidity Guarantee Program. Societe Financement de l’Economie, Anz National (Int’l) Limited and Japan Bank for Int’l Cooperation are guaranteed by foreign governments.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage backed securities (“MBS”) and commercial mortgage backed securities (“CMBS”) at June 30, 2009, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Market Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2002	$4,842	AAA	$4,520	93.3%	0.0%
	2003	4,111	AAA	3,665	89.2%	0.0%
	2004	36,070	AA+	28,661	79.5%	0.3%
	2005	96,839	AA	64,227	66.3%	0.6%
	2006	72,390	A+	50,672	70.0%	0.5%
	2007	102,402	BBB	73,956	72.2%	0.7%
	2008	27,883	AAA	23,924	85.8%	0.2%
	2009	45,489	AAA	45,413	99.8%	0.4%
Total non-agency MBS		$390,026	AA-	$295,038	75.6%	2.7%

Non-agency CMBS:	1998	$3,761	AAA	$3,402	90.5%	0.0%
	1999	$65,440	AAA	$64,910	99.2%	0.6%
	2000	$128,617	AAA	$130,574	101.5%	1.2%
	2001	$113,398	AAA	$116,484	102.7%	1.1%
	2002	$66,656	AAA	$66,916	100.4%	0.6%
	2003	$93,209	AAA	$93,008	99.8%	0.9%
	2004	$75,045	AAA	$71,211	94.9%	0.7%
	2005	$85,890	AAA	$78,248	91.1%	0.7%
	2006	$78,456	AAA	$75,906	96.7%	0.7%
	2007	$39,214	AAA	$36,782	93.8%	0.3%
Total non-agency CMBS		$749,686	AAA	$737,441	98.4%	6.9%

					Non-Agency	Non-Agency
Additional Statistics					MBS	CMBS (1)

Wtd. average loan age (months)					41	82
Wtd. average life (months) (2)					55	23
Wtd. average loan-to-value % (3)					70.0%	63.0%
Total delinquencies (4)					13.9%	2.1%
Current credit support % (5)					19.2%	29.7%

(1)	Loans defeased with government/agency obligations represented approximately 22% of the collateral underlying the Company’s CMBS holdings.
(2)

The weighted average life for MBS is based on the interest rates in effect at June 30, 2009. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 37% to 91%, while the range of loan-to-values on CMBS is 43% to 76%.
(4)	Total delinquencies includes 60 days and over.
(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset backed securities (“ABS”) at June 30, 2009:

		Average	Estimated Market Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$339,427	AAA	$346,888	102.2%	3.2%
Autos (2)	218,880	AAA	219,516	100.3%	2.0%
Rate reduction bonds (3)	139,666	AAA	143,667	102.9%	1.3%
Student loans (4)	40,617	AAA	40,246	99.1%	0.4%
Equipment (5)	29,536	AAA	29,828	101.0%	0.3%
Other	8,625	AAA	7,260	84.2%	0.1%
	776,751	AAA	787,405	101.4%	7.3%

Home equity (6)	$23,409	AAA	$14,792	63.2%	0.1%
	6,126	AA	2,091	34.1%	0.0%
	405	A	120	29.6%	0.0%
	921	B	619	67.2%	0.0%
	2,367	CCC	836	35.3%	0.0%
	206	D	58	28.2%	0.0%
	33,434	AA+	18,516	55.4%	0.2%

Total ABS	$810,185	AAA	$805,921	99.5%	7.5%

The effective duration of the total ABS was 1.0 years at June 30, 2009.

(1)	The weighted average credit support % on credit cards is 13.6%.
(2)	The weighted average credit support % on autos is 17.6%.
(3)	The weighted average credit support % on rate reduction bonds is 1.5%.
(4)	The weighted average credit support % on student loans is 5.3%.
(5)	The weighted average credit support % on equipment is 6.2%.
(6)	The weighted average credit support % on home equity is 32.1%.

The Company’s investment portfolio included $58.4 million par in sub-prime securities at June 30, 2009, with an estimated market value of $19.8 million and an average credit quality of “AA+.” Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $24.2 million estimated market value of sub-prime securities with an average credit quality of “AA+” from Standard & Poors and “Ba3” from Moody’s.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

The Company’s investments in bank loan funds are included in the following categories at June 30, 2009:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

Investment funds accounted for using the equity method	$253,556	58.8%	2.4%
Corporate bonds, at market value	114,845	26.6%	1.1%
Other investments, at market value	62,990	14.6%	0.6%
Total	$431,391	100.0%	4.0%

The following table summarizes the Company’s bank loan funds by currency (translated into U.S. Dollars) at June 30, 2009:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

U.S.-denominated	$303,160	70.3%	2.8%
Euro-denominated	128,231	29.7%	1.2%
Total	$431,391	100.0%	4.0%

The following table summarizes the Company’s bank loan funds by major sector at June 30, 2009:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets
Sector:
Healthcare, education and childcare	$58,387	13.5%	0.5%
Printing and publishing	43,712	10.1%	0.4%
Broadcasting and entertainment	42,268	9.8%	0.4%
Diversified / conglomerate service	42,216	9.8%	0.4%
Chemicals, plastics and rubber	27,138	6.3%	0.3%
Utilities	26,113	6.1%	0.2%
All other	191,557	44.4%	1.8%
Total	$431,391	100.0%	4.0%

Additional Statistics:

Weighted average rating factor (Moody’s)	B1
Weighted average carrying value as % of par value	73.8%
Estimated % of “CCC” and lower rated holdings	6.7%

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses included in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses included in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In the 2008 fourth quarter, the Company sustained a net loss. Accordingly, based on GAAP, diluted net loss per share and diluted weighted average shares outstanding for the 2008 fourth quarter do not include the effect of dilutive common share equivalents since the inclusion of such common share equivalents is anti-dilutive to per share results.  The 2008 fourth quarter pro forma diluted net loss per share included in this supplement reflects the effect of such dilutive common share equivalents in order to make comparisons to other periods more meaningful. This presentation is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to actual diluted net loss per share (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on page 19 of this supplement.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income (loss) available to common shareholders along with related per common share results:

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2009	2009	2008 (1)	2008	2008	2008	2007	2007	2007	2009	2008

After-tax operating income available to common shareholders	$163,041	$169,001	$85,934	$64,094	$185,375	$201,983	$221,520	$214,582	$205,626	$332,042	$387,358
Net realized gains (losses), net of tax	(11,243)	(9,111)	(30,836)	(21,904)	(2,174)	45,782	37,413	16,577	(2,347)	(20,354)	43,608
Net impairment losses recognized in earnings, net of tax	(20,786)	(36,134)	(75,169)	(82,514)	(10,694)	(12,646)	(19,202)	(2,698)	(444)	(56,920)	(23,340)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	75,890	(9,581)	(174,147)	(1,731)	19,583	(22,313)	(906)	(5,283)	3,376	66,309	(2,730)
Net foreign exchange gains (losses), net of tax	(54,773)	25,694	51,246	68,445	192	(23,384)	(4,416)	(23,433)	(6,817)	(29,079)	(23,192)
Net income (loss) available to common shareholders	$152,129	$139,869	$(142,972)	$26,390	$192,282	$189,422	$234,409	$199,745	$199,394	$291,998	$381,704

Diluted per common share results:
After-tax operating income available to common shareholders	$2.60	$2.70	$1.43	$1.02	$2.82	$2.97	$3.12	$2.96	$2.73	$5.31	$5.79
Net realized gains (losses), net of tax	(0.18)	(0.14)	(0.51)	(0.35)	(0.03)	0.67	0.53	0.23	(0.03)	(0.33)	0.65
Net impairment losses recognized in earnings, net of tax	(0.33)	(0.58)	(1.25)	(1.31)	(0.17)	(0.19)	(0.27)	(0.04)	(0.01)	(0.91)	(0.35)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	1.21	(0.15)	(2.90)	(0.03)	0.30	(0.33)	(0.01)	(0.07)	0.05	1.06	(0.04)
Net foreign exchange gains (losses), net of tax	(0.87)	0.41	0.85	1.09	0.00	(0.34)	(0.06)	(0.32)	(0.09)	(0.46)	(0.34)
Net income (loss) available to common shareholders	$2.43	$2.24	$(2.38)	$0.42	$2.92	$2.78	$3.31	$2.76	$2.65	$4.67	$5.71

Weighted average common shares and common share equivalents outstanding — diluted	62,626,317	62,559,969	60,048,258	62,830,910	65,748,119	68,019,413	70,901,361	72,378,940	75,254,846	62,589,856	66,886,972

Pro Forma (1)
Diluted per common share results:
After-tax operating income available to common shareholders	$1.37
Net realized gains (losses), net of tax	(0.49)
Net impairment losses recognized in earnings, net of tax	(1.20)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(2.78)
Net foreign exchange gains (losses), net of tax	0.82
Net income (loss) available to common shareholders	$(2.28)

Weighted average common shares and common share equivalents outstanding — diluted	62,587,256

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents as reported do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP. The 2008 fourth quarter pro forma per diluted share amounts include such dilutive common share equivalents in order to make comparisons to the 2007 fourth quarter more meaningful.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2009	2009	2008	2008	2008	2008	2007	2007	2007	2009	2008

After-tax operating income available to common shareholders	$163,041	$169,001	$85,934	$64,094	$185,375	$201,983	$221,520	$214,582	$205,626	$332,042	$387,358
Annualized after-tax operating income available to common shareholders (a)	$652,164	$676,004	$343,736	$256,376	$741,500	$807,932	$886,080	$858,328	$822,504	$664,084	$774,716

Beginning common shareholders’ equity	$3,305,396	$3,107,965	$3,191,710	$3,561,233	$3,679,544	$3,710,811	$3,549,795	$3,379,067	$3,458,348	$3,107,965	$3,710,811
Ending common shareholders’ equity	$3,704,968	$3,305,396	$3,107,965	$3,191,710	$3,561,233	$3,679,544	$3,710,811	$3,549,795	$3,379,067	3,704,968	3,561,233

Average common shareholders’ equity (b)	$3,505,182	$3,206,681	$3,149,838	$3,376,472	$3,620,389	$3,695,178	$3,630,303	$3,464,431	$3,418,708	$3,406,467	$3,636,022

Annualized operating return on average common equity (a)/(b)	18.6%	21.1%	10.9%	7.6%	20.5%	21.9%	24.4%	24.8%	24.1%	19.5%	21.3%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2009	2008	2008	2008	2008	2007	2007	2007
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 30, 2011 (variable)	100,000	100,000	100,000	100,000	100,000	—	—	—	—
Total debt	$400,000	$400,000	$400,000	$400,000	$400,000	$300,000	$300,000	$300,000	$300,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	3,704,968	3,305,396	3,107,965	3,191,710	3,561,233	3,679,544	3,710,811	3,549,795	3,379,067
Total shareholders’ equity	$4,029,968	$3,630,396	$3,432,965	$3,516,710	$3,886,233	$4,004,544	$4,035,811	$3,874,795	$3,704,067

Total capital	$4,429,968	$4,030,396	$3,832,965	$3,916,710	$4,286,233	$4,304,544	$4,335,811	$4,174,795	$4,004,067

Common shares outstanding (3) (b)	60,980,806	60,532,222	60,511,974	60,173,489	61,943,100	64,649,618	67,318,466	69,141,795	71,273,285

Book value per common share (a)/(b)	$60.76	$54.61	$51.36	$53.04	$57.49	$56.92	$55.12	$51.34	$47.41

Leverage ratios:
Senior notes/total capital	6.8%	7.4%	7.8%	7.7%	7.0%	7.0%	6.9%	7.2%	7.5%
Revolving credit agreement borrowings/total capital	2.3%	2.5%	2.6%	2.6%	2.3%	0.0%	0.0%	0.0%	0.0%
Debt/total capital	9.0%	9.9%	10.4%	10.2%	9.3%	7.0%	6.9%	7.2%	7.5%
Preferred/total capital	7.3%	8.1%	8.5%	8.3%	7.6%	7.6%	7.5%	7.8%	8.1%
Debt and preferred/total capital	16.4%	18.0%	18.9%	18.5%	16.9%	14.5%	14.4%	15.0%	15.6%

(1) 8,000,000 shares, $25 liquidation preference, redeemable by Company on or after February 1, 2011.

(2) 5,000,000 shares, $25 liquidation preference, redeemable by Company on or after May 15, 2011.

(3) Excludes the effects of stock options and restricted stock units outstanding.